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                                 EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 12, 1999 included in Asyst Technologies, Inc.'s Form 8-K/A for the year ended March 31, 1999.


                                    /s/ Arthur Andersen LLP

San Jose, California
January 10, 2000